                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                  ____________

                                    Form 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    February 24, 1997


                                        BAY MEADOWS OPERATING
CALIFORNIA JOCKEY CLUB                  COMPANY
-----------------------------           -----------------------------
(Exact name of registrant               (Exact name of registrant
as specified in its charter)            as specified in its charter)

Delaware                                Delaware
-----------------------------           -----------------------------
(State of Incorporation)                (State of Incorporation)

001-9319                                001-9320
-----------------------------           -----------------------------
(Commission File Number)                (Commission File Number)

94-0358820                              94-2878485
-----------------------------           -----------------------------
(IRS Employer Identification            (IRS Employer Identification
Number)                                 Number)

2600 South Delaware Street              2600 South Delaware Street
P.O. Box 1117                           P.O. Box 5050
San Mateo, California  94403            San Mateo, California  94403
-----------------------------           -----------------------------
(Address of principal                   (Address of principal
executive offices)                      executive offices)

(415) 573-4514                          (415) 574-7223
-----------------------------           -----------------------------
(Registrant's telephone                 (Registrant's telephone
number, including area code)            number, including area code)


(former name or address,                (former name or address,
if changed since last report)           if changed since last report)

Item 5.  Other Events.

                 On February 24, 1997, California Jockey Club, a Delaware corporation ("Cal Jockey"), Bay Meadows Operating Company, a Delaware corporation ("Bay Meadows"), Patriot American Hospitality, Inc., a Virginia corporation ("Patriot") and Patriot American Hospitality Partnership, L.P., a Virginia limited partnership, entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement is substantially similar to the terms and conditions of the previously announced binding agreement among the parties, the execution of which was announced on October 31, 1996, and which is superseded by the Merger Agreement.

                 Pursuant to the Merger Agreement, which is attached hereto as
Exhibit 2.1 and is incorporated herein by reference, (i) Patriot will merge into Cal Jockey, (ii) the separate corporate existence of Patriot will cease and (iii) Cal Jockey will become the surviving corporation. The Merger Agreement, which has been unanimously approved by the Board of Directors of each of Cal Jockey, Bay Meadows and Patriot is subject to numerous conditions, including approval of the stockholders of Cal Jockey, Bay Meadows and Patriot. The joint press release issued by Cal Jockey and Bay Meadows in connection with the execution of the Merger Agreement is also attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     The following exhibits are filed as part of this Report:

                 2.1 Agreement and Plan of Merger among Patriot American Hospitality, Inc., Patriot American Hospitality Partnership, L.P., California Jockey Club and Bay Meadows Operating Company dated as of February 24, 1997.

                 99.1 Joint Press Release of California Jockey Club and Bay Meadows Operating Company dated February 26, 1997.

                                           SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  March 3, 1997

CALIFORNIA JOCKEY CLUB                     BAY MEADOWS OPERATING COMPANY



By:    /s/ Kjell H. Qvale                  By:  /s/ F. Jack Liebau
   -------------------------------            --------------------------------------
   Name:   Kjell H. Qvale                     Name:   F. Jack Liebau
   Title:  Chairman of the Board              Title:  President and
                                                      Chief Executive Officer

                                 EXHIBIT INDEX

Exhibits.


                 2.1      Agreement and Plan of Merger.

                 99.1     Joint Press Release.